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T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price GNMA Fund
T. Rowe Price High Yield Fund, Inc.
  T. Rowe Price High Yield Fund^Advisor Class
T. Rowe Price New Income Fund
T. Rowe Price Personal Strategy Funds, Inc.
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Prime Reserve Fund, Inc.
  T. Rowe Price Prime Reserve Fund
  T. Rowe Price Prime Reserve Fund^PLUS Class
T. Rowe Price Reserve Investment Funds, Inc.
  T. Rowe Price Government Reserve Investment Fund
  T. Rowe Price Reserve Investment Fund
T. Rowe Price Short-Term Bond Fund, Inc.
        and
T. Rowe Price U.S. Treasury Funds, Inc.
  U.S. Treasury Intermediate Fund
  U.S. Treasury Long-Term Fund
  U.S. Treasury Money Fund

 Supplement to Statement of Additional Information dated October 1, 2001
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 Effective December 31, 2001, Operating Policies (3) (a), (b), and (c) on page
 37 of the Statement of Additional Information are amended as follows:

 (3) (a)
  Equity Securities (All funds, except Corporate Income, High Yield, and New Income Funds) Purchase any equity security or security convertible into an equity security except as set forth in its prospectus and operating policy on investment companies;
  (b)
  Equity Securities (High Yield Fund) Invest more than 20% of the fund^s total assets in equity securities (including up to 10% of net assets in warrants);
  (c)
  Equity Securities (Corporate Income and New Income Funds) Invest more than 25% of the fund^s total assets in equity securities;

 Additionally, the last sentence of the first paragraph in the Pricing of Securities section on page 59 is amended as follows:

 The Personal Strategy Funds value short-term debt securities at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.
--
 The date of the above supplement is December 31, 2001.
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                                                                C22-045 12/31/01